                                                                     Exhibit 2.4
                              AMENDMENT NO. 3 TO
                              ------------------

                           SHARE PURCHASE AGREEMENT
                           ------------------------

     THIS AMENDMENT NO. 3 TO SHARE PURCHASE AGREEMENT ("Amendment") dated as of November 15, 1996 is entered into among, and for the purpose of amending that certain Share Purchase Agreement dated as of July 17, 1996, as amended by an Amendment No. 1 dated as of September 9, 1996 and Amendment No. 2 dated as of October 16, 1996 (as so amended, the "Agreement") among Plasma & Materials Technologies, Inc., a California corporation ("Buyer"), Electrotech Limited (registered no. 1373344), whose registered office is at Coed Rhedyn, Ringland Way, Newport, Gwent, NP6 2TA United Kingdom ("ET"), Electrotech Equipments Limited (registered no. 939289), whose registered office is at Coed Rhedyn, Ringland Way, Newport, Gwent, NP6 2TA United Kingdom ("ETE" and, together with ET, individually, a "Company," and collectively, the "Companies"), Christopher
D. Dobson (the "Majority Shareholder") and the other shareholders of the Companies listed on the signature pages hereof (individually, an "Other Shareholder" and collectively, the "Other Shareholders;" the Majority Shareholder and the Other Shareholders are sometimes herein collectively referred to as the "Shareholders"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

  NOW THEREFORE, in consideration of the covenants, agreements and conditions contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement is amended in the following respects:

     1.  Sections 6.14 (b) & 7.2 (f).  Notwithstanding the provisions of
         ---------------------------
sections 6.14(b) and the condition to the Closing set forth in section 7.2(f), Buyer shall be deemed to have complied with Sections 6.14(b) and satisfied the conditions in Section 7.2(f) to the extent that Buyer's Board of Directors Compensation Committee has unconditionally and irrevocably agreed to grant options covering 800,000 shares of Buyer's Common Stock and that such options shall either be granted under the Buyer's Stock Option Plan or upon such terms and conditions as the Majority Shareholder shall specify (save as to the price at which such options shall be exercisable which shall not be less than as may be provided for under the terms of the Buyer's Stock Option Plan but which shall otherwise be determined by the Majority Shareholder) to the employees of the Companies and Subsidiaries and in the respective individual amounts as agreed between the Buyer and Majority Shareholder prior to the date of this Amendment and the Buyer hereby unconditionally and irrevocably agrees that it will grant such of the said options upon such terms and in the said individual amounts within 7 days of being so requested in writing by the Majority Shareholder and the Buyer shall take all necessary action to facilitate such grants. For the avoidance of doubt the parties hereby confirm that the provisions of this clause shall survive completion of the Agreement.

     2.  Exhibit A.  Exhibit A to the Agreement shall be replaced in its
         ---------
entirety by Exhibit A ("Schedule of Shareholders and Consideration") attached to this Amendment.

     3.  Dormant subsidiaries.  The parties hereto confirm that as at 5th
         --------------------
November 1996 they consented to the transfer to I.V. Products Limited for nil value the entire issued share capital of the following dormant Subsidiaries:

     Special Research Systems Limited
     Vapour Instruments Limited
     Summerell Construction Limited
     Dryvac Limited
     Celtec Limited
     Unitek Electronics Limited
     Energy Transfer Products Limited
     Ionic Coatings Limited
     Microtek Avon Limited

     4.  US Shares.  The consideration for the sale, assignment, transfer and
         ---------
delivery of the US Shares to Buyer by ETE as referred to in Section 1.3 of the Agreement shall be US$250,000.

     5.  Chairman.  Section 7.2(d) of the Agreement shall be amended to refer to
         --------
Christopher David Dobson as having been elected as Chairman rather than Vice Chairman of the Board.

     6.  Section 2.2.  The first part of Section 2.2 of the Agreement shall be
         -----------
amended to read as follows "at the Closing each Shareholder shall deliver to counsel for Buyer (a) valid share warrants to bearer in respect of the ET Shares, and (b) . . ."

     Except solely as amended in the manner set forth above, the Agreement shall in all other respects remain in full force and effect without modification.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by an individual thereunto duly authorized, all as of the date first written above.

BUYER:                 PLASMA & MATERIALS TECHNOLOGIES, INC.
                       a California corporation

                       By: /s/ Gregor Campbell
                           _________________________________________
                         Name:  Gregor Campbell
                         Chief Executive Officer

ET:                    ELECTROTECH LIMITED
                       an English corporation

                       By: /s/ Nigel Wheeler
                           _________________________________________
                         Name:  Nigel Wheeler
                         Chief Executive Officer

ETE:                   ELECTROTECH EQUIPMENTS LIMITED
                       an English corporation

                       By: /s/ Nigel Wheeler
                           _________________________________________
                         Name:  Nigel Wheeler
                         Chief Executive Officer

SHAREHOLDERS:          /s/ Christopher David Dobson
                       _____________________________________________
                       Name:  Christopher David Dobson

                       /s/ Ann Dilys Dobson
                       _____________________________________________
                       Name:  Ann Dilys Dobson

                       /s/ Frank Stanley Keeble
                       _____________________________________________
                       Name:  Frank Stanley Keeble

                       /s/ Patricia Ann Keeble
                       _____________________________________________
                       Name:  Patricia Ann Keeble

                       /s/ Kenneth Nash Knight Willmott
                       _____________________________________________
                       Name:  Kenneth Nash Knight Willmott

                       /s/ Kevin Nash Knight Willmott
                       _____________________________________________
                       Name:  Kevin Nash Knight Willmott

                       /s/ Peter Jeffrey Willmott
                       _____________________________________________
                       Name:  Peter Jeffrey Willmott

                                   EXHIBIT A

                  SCHEDULE OF SHAREHOLDERS AND CONSIDERATION

----------------------------------------------------------------------------------------------------------------------------
Shareholder             Shares                   cash US$            bank account (for onward           Common Stock
                                                                      transmission by VW)*
----------------------------------------------------------------------------------------------------------------------------
Christopher Dobson        500,000 US$0.01ETE          27,580,298.00   Barclays, W-S-M                    4,853,334
Elberton Manor                                                        a/c no 49936422
Elberton                                                              Lloyds, Bristol
Bristol                                                               a/c no 11170007
----------------------------------------------------------------------------------------------------------------------------
Christopher and Ann       33,000 US$0.01ET            14,473,684.00   The Dobson Foundation                      0
Dobson and Patricia                                                   Barclays, W-S-M
Stobbs all c/o Elberton                                               a/c no 77754588
Manor                                                                 Lloyds, Bristol
                                                                      a/c no 11169998
----------------------------------------------------------------------------------------------------------------------------
Frank and Patricia Keeble 94,900 US$0.01ETE       HJK  2,253,470.40   Barclays, W-S-M                       56,000
Whistlers                 4600 US$0.01ET                              a/c no 00789283
Kingston Seymour
Clevedon
                                                 ---------------------------------------------------------------------------
                                                  DRC  2,253,470.40   Barclays, W-S-M                       56,000
                                                                      a/c no 60769886
                                                 ---------------------------------------------------------------------------
                                                  DM     747,252.81   Barclays, W-S-M                       18,517
                                                                      a/c no 40257796
                                                 ---------------------------------------------------------------------------
                                                  KCT    468,237.94   Keeble Charitable Trust               11,200
                                                                      Barclays, W-S-M
                                                                      a/c no 10433799
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Patricia Keeble         600 US$0.01                                                                          115,808

--------------------------------------------                                                            ---------------------------
Frank Keeble            155,100 US$0.01 ETE            9,300,704.45       Barclays, W-S-M                    115,808
                        6800 US $0.01 ET                                  a/c no 46298155
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth Nash Knight     250,000 US$0.01 ETE           15,023,136.00       Barclays, Cardiff              373,333 split as follows:
Willmott, Peter Jeffrey  12,000 US$0.01 ET                                a/c no 64770566
Willmott, Kevin Nash
Knight Willmott as
Trustees for the
Willmott Settlements all
of 6 Parc-y-Fro,
Creigian, Cardiff
                                                                                                        Kenneth        124,445
                                                                                                        NK
                                                                                                        Willmott
                                                                                                        Peter J
                                                                                                        Willmott
                                                                                                        and Kevin
                                                                                                        NK
                                                                                                        Willmott
                                                                                                        (KNKW)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Kenneth        124,444
                                                                                                        NK
                                                                                                        Willmott,
                                                                                                        Peter J
                                                                                                        Willmott
                                                                                                        and Kevin
                                                                                                        NK
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Willmott
                                                                                                        (PJW)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Kenneth           62,222
                                                                                                        NK
                                                                                                        Willmott,
                                                                                                        Peter J
                                                                                                        Willmott
                                                                                                        and Kevin
                                                                                                        NK
                                                                                                        Willmott
                                                                                                        (K-A&M)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Kenneth           62,222
                                                                                                        NK
                                                                                                        Willmott,
                                                                                                        Peter J
                                                                                                        Willmott
                                                                                                        and Kevin
                                                                                                        NK
                                                                                                        Willmott
                                                                                                        (P-A&M)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 72,100,254.00                                                    5,600,000
-----------------------------------------------------------------------------------------------------------------------------------

Expenses  C.D. Dobson           500,000.00
          A.N. Wheeler        1,102,000.00 (inc NIC @ 10.2%)
          Employees           1,297,746.00 (inc NI and @ (Pounds) 1= $1.5348)
                             -------------
                              2,899,746.00
                             -------------
                             75,000,000.00

* Barclays Bank        Weston Super Mare     26-30 Regent Street     20-94-74     (other than for C D Dobson a/c no (49936422 for
                                             Weston Super Mare                     which the sort code is 20-26-74)
                                             BS23,1SH

  Barclays Bank        Cardiff               P.O. Box 52             20-18-27
                                             121 Queen Street
                                             Cardiff CF1 4XR

  Lloyds Bank          Bristol               55 Corn Street          30-00-01
                                             Bristol
                                             BS99 7LE


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